UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to § 240.14a-12

Tilray, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1.	Title of each class of securities to which transaction applies:
	2.	Aggregate number of securities to which transaction applies:
	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4.	Proposed maximum aggregate value of transaction:
	5.	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1.	Amount Previously Paid:
	2.	Form, Schedule or Registration Statement No.:
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	4.	Date Filed:

This Schedule 14A filing consists of the following social media communications (the “Communications”) posted on Twitter and LinkedIn by Tilray, Inc., a Delaware corporation (“Tilray”), relating to the proposed business combination of Tilray and Aphria Inc., a corporation existing under the laws of the Province of Ontario (“Aphria”), pursuant to the terms of an Arrangement Agreement, dated December 15, 2020, as amended, by and among the Tilray and Aphria:

The Communications were first used or made available on April 9, 2021.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed transaction, Aphria will file a management information circular, and Tilray has filed a proxy statement on Schedule 14A (which is subject to completion and may be amended) containing important information about the proposed transaction and related matters. Additionally, Aphria and Tilray will file other relevant materials in connection with the proposed transaction with the applicable securities regulatory authorities. Investors and security holders of Aphria and Tilray are urged to carefully read the entire management information circular and proxy statement (including any amendments or supplements to such documents), respectively, before making any voting decision with respect to the proposed transaction because they contain important information about the proposed transaction and the parties to the transaction. The Aphria management information circular and the Tilray proxy statement will be mailed to the Aphria and Tilray shareholders, respectively, as well as be accessible on the SEDAR and EDGAR profiles of the respective companies.

Investors and security holders of Tilray can obtain a free copy of the proxy statement, as well as other relevant filings containing information about Tilray and the proposed transaction, including materials incorporated by reference into the proxy statement, without charge, at the SEC’s website (www.sec.gov) or from Tilray by contacting Tilray’s Investor Relations at (203) 682-8253, by email at Raphael.Gross@icrinc.com, or by going to Tilray’s Investor Relations page on its website at https://ir.tilray.com/investor-relations and clicking on the link titled “Financials.”

Investors and security holders of Aphria will be able to obtain a free copy of the information circular, as well as other relevant filings containing information about Aphria and the proposed transaction, including materials incorporated by reference into the information circular, without charge, on SEDAR at www.sedar.com or from Aphria by contacting Aphria’s investor relations at investors@aphria.com.

PARTICIPANTS IN THE SOLICITATION

Tilray and Aphria and certain of their respective directors, executive officers and employees may be deemed to be participants in the solicitation of Tilray and Aphria proxies in respect of the proposed transaction. Information regarding the persons who may, under applicable securities laws, be deemed participants in the solicitation of proxies of Tilray stockholders and Aphria shareholders in connection with the proposed transaction, and other information regarding the solicitation of proxies by Tilray and Aphria are set forth in the Tilray proxy statement for the proposed transaction and will be described in the information circular of Aphria. Copies of these documents may be obtained, free of charge, from the SEC, on SEDAR or from Tilray or Aphria as described in the preceding paragraph.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This website contains forward-looking information or forward-looking statements (together, “forward-looking statements”) under Canadian securities laws and within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbor created by such sections and other applicable laws. The forward-looking statements on this website are expressly qualified by this cautionary statement. Forward-looking statements are provided for the purpose of presenting information about management’s current expectations and plans relating to the future, and readers are cautioned that such statements may not be appropriate for other purposes. Any information or statements that are contained in this website that are not statements of historical fact may be deemed to be forward-looking statements, including, but not limited to, statements in this website with regards to and not limited to: (i) statements relating to Aphria’s and Tilray’s strategic business combination and the expected timing and closing of the transaction including, receipt of required regulatory approvals, shareholder approvals, court approvals and satisfaction of other closing customary conditions; (ii) estimates of pro-forma financial information of the combined company, including in respect of expected revenues, production of cannabis, adjusted EBITDA, pro-forma capitalization and pro-forma key financials; (iii) estimates of future cost reductions, synergies, including expected pre-tax synergies in an amount of more than US$78 million (C$100 million), savings and efficiencies; (iv) statements that the combined company anticipates having a scalable medical and adult-use cannabis platform expected to strengthen the leadership position in Canada internationally and, eventually in the United States; (v) statements that the combined company is expected to offer a diversified and branded product offering and distribution footprint, world-class cultivation, processing and manufacturing facilities, (vi) the number of Tilray shares issuable to Aphria shareholders and the expected ownership percentages of Tilray and Aphria shareholders after the closing of the transaction and (vii) statements in respect of other strategic and financial benefits in connection with the business combination. This website uses words such as “forecast”, “future”, “should”, “could”, “enable”, “potential”, “contemplate”, “believe”, “anticipate”, “estimate”, “plan”, “expect”, “intend”, “may”, “project”, “will”, “would” and the negative of these terms or similar expressions to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Certain material factors or assumptions were used in drawing the conclusions contained in the forward-looking statements throughout this website, including the ability of the parties to receive, in a timely manner and on satisfactory terms, the necessary shareholder, regulatory and court approvals for the business combination, the ability of the parties to satisfy, in a timely manner, the conditions to closing of the business combination and other expectations and assumptions concerning the arrangement. Forward-looking statements reflect current beliefs of management of Aphria and Tilray with respect to future events and are based on information currently available to each respective management team including the assumptions, estimates, analysis and opinions of management of Aphria and Tilray considering their experience, perception of trends, current conditions and expected developments as well as other factors that each respective management believes to be relevant as at the date such statements are made. Forward-looking statements involve significant known and unknown risks and uncertainties. Many factors could cause actual results, performance or achievement to be materially different from any future forward-looking statements. Factors that may cause such differences include, but are not limited to, the inherent uncertainty associated with financial or other projections or outlooks, Aphria and Tilray’s future financial and operating performance, the commercial and business plans of Aphria and Tilray and the other risks assumptions and expectations described in the joint proxy circular to be mailed to shareholders in respect of the transaction. There can be no assurance as to when conditions in respect of the transaction will be satisfied or waived, if at all, or that other events will not intervene to delay or result in the failure to complete the transaction. There is also a risk that some or all of the expected benefits of the transaction may fail to materialize or may not occur within the time periods anticipated by Aphria and Tilray. The challenge of coordinating previously independent businesses makes evaluating the business and future financial prospects of the combined company following the transaction difficult. Readers are cautioned that the foregoing list of factors is not exhaustive. Other risks and uncertainties not presently known to Aphria and Tilray or that Aphria and Tilray presently believe are not material could also cause actual results or events to differ materially from those expressed in the forward-looking statements contained herein. Aphria and Tilray disclaim any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.